PROSPECTUS
                                                               December 31, 1999

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

================================================================================

The investment objective of the REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the "Fund") is a non-diversified, open-end series of Dunhill Investment Trust, a registered management investment company.

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved them for investment merit and has not passed on the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.

                               Regional
                               [LOGO] Opportunity
                                      Fund
                               -----------------------
                               Ohio, Indiana, Kentucky

For information or assistance in opening an account, please call Toll-Free 1-877-624-6465.

TABLE OF CONTENTS
================================================================================
     Risk/Return Summary..................................................     2
     Synopsis of Costs and Expenses.......................................     3
     Investment Objective, Investment Policies
       and Risk Considerations............................................     4
     Pricing Alternatives.................................................     6
     How to Purchase Shares...............................................     8
     How to Redeem Shares.................................................     9
     How Shares are Valued................................................    11
     Management of the Fund...............................................    11
     Distributor and Distribution Plan....................................    12
     Dividends, Distributions and Taxes...................................    13
     Financial Highlights.................................................    14

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide long-term capital growth. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

PRINCIPAL INVESTMENT STRATEGIES. In seeking to achieve the Fund's investment objective, the Fund will invest primarily in common stocks and other equity securities of publicly-traded companies headquartered in the Cincinnati tri-state region, and those companies having a significant presence in the tri-state region. Realization of current income is not a significant investment consideration and any income realized will be incidental to the Fund's objective.

The Fund's investment advisor will generally focus on large companies that have exhibited a history of ten years or more of increased earnings and/or dividend distributions per share. The investment advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

PRINCIPAL RISKS OF INVESTING IN THE FUND. Stock market movements will affect the Fund's share price on a daily basis. Declines are possible both in the overall stock market and in the types of securities held by the Fund. The market value common stocks and other equity securities can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial markets. As a result, there is a risk that you could lose money by investing in the Fund. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part the Fund's ability to achieve its investment objective. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The Fund's concentration in companies headquartered in or having a significant presence in the Cincinnati tri-state regional generally will tie the performance of the Fund to the economic environment of Cincinnati and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in the Cincinnati tri-state region will continue in the future. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in a limited number of issuers concentrated in a small geographic area, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence that the value of shares of a diversified investment company which does not invest primarily in a single geographic area.

PERFORMANCE SUMMARY. The bar chart and performance table shown below provide an indication of the risks of investing in the Fund from year to year since the Fund's inception and by showing how the average annual returns of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Returns in the chart are provided for Class B shares only. Sales loads are not reflected in the bar chart, and if sales loads were reflected, returns would be less than those shown.

                              During  the  period  shown in the bar  chart,  the
23.42%     54.83%             highest return for a quarter was 34.46% during the
                              quarter  ended  December  31,  1998 and the lowest
(bar chart)                   return for a quarter was -3.03% during the quarter
                              ended   September   30,  1998.   The  Fund's  1999
1997       1998               year-to-date  Return  as  of  September  30th  was
                              4.10%.

Average Annual Total Returns for Periods Ended December 31, 1998:

                                                                 Since Inception
                                                    One Year     (July 24, 1996)
                                                    --------     ---------------
     Regional Opportunity Fund (Class B)             50.83%            32.15%
     Standard & Poor's 500 Index                     28.58%            34.11%

*The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.

SYNOPSIS OF COSTS AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Class B           Class C
                                                       -------           -------
     Sales Charge Imposed on Purchases                   None              None
     Maximum Contingent Deferred Sales Charge
     (As a percentage of original purchase price
     or redemption prodeeds, whichever is lower)         5.00%             1.00%
     Sales Charge Imposed on Reinvested Dividends        None              None
     Redemption Fee                                      None              None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                       Class B           Class C
                                                       -------           -------
     Management Fees(1)                                 1.20%             1.20%
     Distribution (12b-1) Fees                          1.00%             1.00%
     Other Expenses                                     1.44%             1.44%
                                                        -----             -----
     Total Annual Fund Operating Expenses(2)            3.64%             3.64%

(1) After waivers of management fees, such fees were .26% for the fiscal year ended February 28, 1999.
(2) After waivers of management fees, total Fund operating expenses were 2.70% for the fiscal year ended February 28, 1999. Waivers of management fees are expected to continue indefinitely to the extent necessary to limit total annual operating expenses to 2.70% of the Fund's average daily net assets. However, management fee waivers may be terminated at any time and there is no assurance that these waivers will continue in the current or future fiscal years.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Class B           Class C
                                   -------           -------
     1 Year                         $ 766             $ 366
     3 Years                        1,314             1,114
     5 Years                        1,883             1,883
     10 Years                       3,897             3,897

You would pay the following expenses if you did not redeem your shares:

                                   Class B           Class C
                                   -------           -------
     1 Year                         $ 366             $ 366
     3 Years                        1,114             1,114
     5 Years                        1,883             1,883
     10 Years                       3,897             3,897

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
================================================================================

The investment objective of the Fund is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the Cincinnati tri-state region ("Tri-State Regional Securities"). Realization of current income will not be a significant investment consideration, and any such income realized should be considered incidental to the Fund's objective. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective and fundamental investment limitations of the Fund may not be altered without the prior approval of a majority, as defined by the Investment Company Act of 1940 (the "1940 Act") of the Fund's shares.

INVESTMENT SELECTION. Through fundamental analysis the Advisor will attempt to identify securities and groups of securities with potential for capital appreciation. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in Tri-State Regional Securities. The Advisor will generally focus on common stocks and other equity securities of large companies headquartered or having a significant presence in the Cincinnati tri-state region that have exhibited a history of ten years or more of increased earnings and/or dividend distribution per share. The Fund will generally remain fully invested at all times. The Advisor intends to limit portfolio turnover in the Fund, believing that a long-term rather than a short-term selection of investments is preferable.

The Advisor believes that the demographic and economic characteristics of Greater Cincinnati and the Cincinnati tri-state region, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the Cincinnati tri-state region, or having a significant presence in the region by virtue of having a significant portion of their corporate earnings generated from operations in the region, have a greater than average potential for capital appreciation. For these purposes, the Advisor defines the Cincinnati tri-state region to be Greater Cincinnati and its surrounding area, including all of Ohio, Kentucky and Indiana. If a company is not headquartered in the Cincinnati tri-state region, the Advisor will consider such company as having a "significant presence" in the Cincinnati tri-state region if 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in the region and/or the company employs 500 or more in its operations within the region.

Under normal market conditions, at least 90% of the Fund's total assets will be invested in equity securities (with at least 65% of the Fund's total assets invested in Tri-State Regional Securities). The equity securities in which the Fund may invest include common stocks, convertible preferred stocks, straight preferred stocks and investment grade convertible bonds. The Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities other than those acquired in units or attached to other securities. As a temporary defensive measure, however, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities or money market instruments. When the Fund invests its assets in investment grade bonds, U.S. Government Securities or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

RISK CONSIDERATIONS. The Fund's concentration in companies headquartered in or having a significant presence in the Cincinnati tri-state region generally will tie the performance of the Fund to the economic environment of Cincinnati and the surrounding area. There is no assurance that the demographic and economic characteristics and other factors that the Advisor believes favor companies in the Cincinnati tri-state region will continue in the future. Moreover, the Fund's portfolio may include securities of smaller companies and companies that are not nationally recognized. The prices of stocks of such companies generally are more volatile than those of larger or more mature companies, their securities are generally less liquid, and they are more likely to be negatively affected by adverse economic or market conditions. Moreover, because of its concentration, the Fund's portfolio may be invested in a smaller number of companies than a general equity mutual fund. This may result in imbalances relative to diversification by industry sector. These limitations may also restrict the Advisor from using certain traditional analytical measures employed to select investments and also exclude some strategies that could offer superior performance or reduce fluctuations in the values of such assets.

U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes that unusually volatile or unstable economic and market conditions exist. When the Fund assumes a temporary defensive posture, it may invest up to 100% of its net assets in money market instruments. Under normal circumstances, money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in one of the two highest categories by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the 1940 Act, a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. In order to achieve its investment objective, the Fund may invest in the securities of open-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. The Fund will only invest in other investment companies by purchase of such securities on the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commissions or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Advisor will waive its advisory fee for that portion of the Fund's assets invested in other investment companies, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that a major portion of the Fund's portfolio consists of common stocks and other equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed-income securities. The Fund is a non-diversified fund and therefore may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund may borrow only under certain limited conditions (including to meet redemption requests), but not to purchase securities. Borrowing, if done, would tend to exaggerate the effects of market fluctuations in the Fund's net asset value until repaid. (See "Borrowing").

PORTFOLIO TURNOVER. The Fund sells portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities. The Fund's annual portfolio turnover generally is not expected to exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Included within the category of illiquid securities are restricted securities, which cannot be resold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

PRICING ALTERNATIVES
================================================================================

The Fund offers two separate share classes, Class B and Class C. Each share class represents an ownership interest in the same investment portfolio, but each class has its own sales charge and expense structure. Whether you purchase Class B or Class C shares, you will invest the full amount of your purchase price. You may, however, be subject to a contingent deferred sales charge when you sell Class B or Class C shares.

Generally, Class C shares are only eligible for purchase by clients of broker-dealers, investment advisers, third-party administrators or consultants that have entered into an arrangement with the Manager providing for the use of Fund shares in investment products or services made available to their clients. Absent such an arrangement, your investment will be made in Class B shares.

CLASS B SHARES - DEFERRED SALES CHARGE

Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the chart below if they are redeemed within five years of their date of purchase. Shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment. Dealers, however, will receive commissions from the Manager in connection with sales of Fund shares. These commissions will be paid from the Manager's own funds.

The Manager currently expects to pay sales commissions to dealers at the time of sale of up to 4.5% of the purchase price of the Class B shares sold by such dealer. An additional 0.5% of the purchase price of such shares will be paid by the Manager to the Distributor. The Manager will use its own funds or funds facilitated by the Manager (which may be borrowed or otherwise financed) to pay such sales commission.

Proceeds from the CDSC and the distribution fees payable under the Fund's Distribution Plan (up to 1% of the Fund's average net assets) will be paid to the Manager and are used in whole or in part by the Manager to defray the expenses of dealers and sales personnel related to providing distribution-related expenses to the Fund in connection with the sale of Fund shares, such as the payment of commissions to dealers and sales personnel for selling shares. The combination of the CDSC and the ongoing distribution fees facilitates the ability of the Fund to sell Fund shares without a front-end sales charge.

A CDSC applies if a redemption of Fund shares is made during the five years since the purchase of such shares. The charge declines from 5% to zero over a five year period. The CDSC will be deducted from the redemption proceeds and will reduce the amount paid to the redeeming investor. A CDSC will be applied to the lesser of the original purchase price or the current value of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be imposed on shares issued through reinvested dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of initial purchase of Fund shares until the time the shares are redeemed in accordance with the following schedule.

                                                    Contingent Deferred Sales
                                                    Charge as a Percentage of
             Years Since Purchase Payment Made            Dollar Amount
             ---------------------------------            -------------
               First                                          5.00%
               Second                                         4.00
               Third                                          3.00
               Fourth                                         2.00
               Fifth                                          1.00
               Sixth and Thereafter                           None

In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over five years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the five-year period. The charge will not be applied to dollar amounts representing an increase in net asset value since the time of purchase.

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the deferred sales charge because of dividend reinvestment. With respect to the remaining 40 shares, the deferred sales charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3% (the applicable rate in the third year after purchase).

The Fund offers the following waiver policies, which are designed to eliminate the CDSC when a shareholder's state of affairs unexpectedly changes or under the other limited circumstances described below. For the waiver to become effective, the shareholder or shareholder's estate must meet all the conditions of the waiver policy. Please note that additional documentation may be required depending on the policy requirements.

1. DEATH. The CDSC is waived when death occurs on an individual account if the beneficiary redeems all or part of the investment within one year of death. A letter of instruction to redeem from the estate administrator must accompany a certified certificate of death and a copy of the instrument appointing the administrator. Shares transferred to a beneficiary's account retain the same CDSC status as the original account. Death of fewer than all shareholders in a joint account will not qualify a share redemption for the waiver at any time during the period in which the CDSC applies. The remaining shareholder(s) retain the same CDSC status had the death not occurred.

2. DISABILITY. The CDSC is waived when an individual becomes disabled at any age. Disability is defined using the definition contained in the Internal Revenue Code. A person is generally considered disabled if he cannot do any substantial gainful activity (comparable to what he engaged in prior his disability) because of any physical or mental impairment. A physician must determine that the impairment is expected to continue for a long and indefinite period or to result in death. Qualifying shares must be redeemed within one year of the initial disability. Subsequent disabling events may extend the one year redemption period if the disability is separate and distinct from the initial qualifying disability. The following documentation is required: A letter of instruction to redeem must accompany a copy of Social Security Administration Schedule R or a notarized letter from the shareholder's physician describing the nature of the disability, the date of onset, and a statement that the disability is semi-permanent or expected to result in death.

3. MINIMUM REQUIRED DISTRIBUTIONS. The CDSC is waived in connection with distributions from IRA, 403(b)(7), and qualified employee benefit plan accounts due to the shareholders reaching age 70 1/2.

4. INVOLUNTARY REDEMPTIONS. The CDSC is waived in connection with involuntary redemptions of Fund shares in accounts with low balances as described in "How to Redeem Shares" below.

5. SYSTEMATIC WITHDRAWAL. The CDSC is waived when a shareholder chooses to systematically redeem Fund shares. See "Systematic Withdrawal Plan" below. The waiver will apply only to accounts valued at greater than $10,000, and the total annual redemption may not exceed 15% of the initial value of the Fund shares when the Plan is established. Future distributions must be reinvested. A letter of instruction or Systematic Withdrawal Plan must be sent to the Manager.

CLASS C SHARES - LEVEL SALES CHARGE

If you purchase Class C shares, you do not pay an initial sales load at the time of purchase. However, if you redeem your Class C shares within one year after purchase, you will be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares will be waived in the same circumstances as described for Class B shares above.

Although Class C shares are sold without an initial sales charge, the Manager normally pays a sales commission of up to 1.00% of the purchase price of Class C shares to the dealer from its own resources at the time of sale. The Manager uses the money it receives from the deferred sales loads and the distribution (12b-1) fees to cover the costs of marketing, advertising, and compensating the securities dealer who assists you in purchasing Fund shares.

HOW TO PURCHASE SHARES
================================================================================

Assistance in opening accounts may be obtained from the Manager by calling Toll Free 1-877-624-6465 or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased for your account may be made through the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the net asset value next determined after your order is received by the Fund in proper form as indicated herein. The minimum initial investment in the Fund is $1,000 ($250 for IRAs). The Fund may, in the Manager's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Manager, whether by mail, bank wire or facsimile order, prior to 4:00 p.m., Eastern time, will purchase shares at the next determined public offering price on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the public offering price determined on the next business day. Broker-dealers are responsible for transmitting properly completed orders so that they will be received by 4:00 p.m., Eastern time.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the Regional Opportunity Fund, and mail it to:

               REGIONAL OPPORTUNITY FUND
               C/O SHAREHOLDER SERVICES
               700 W. PETE ROSE WAY, SUITE 127
               CINCINNATI, OHIO 45203

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at TOLL FREE 1-877-624-6465 before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

               THE FIFTH THIRD BANK
               ABA# 042000314
               FOR DUNHILL INVESTMENT TRUST #729-36705
               FOR THE REGIONAL OPPORTUNITY FUND
               (SHAREHOLDER NAME AND ACCOUNT NUMBER)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above. Investors should be aware that some banks may impose a wire service fee.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire at any time by purchasing shares at the then current net asset value or public offering price as aforementioned. Before making additional investments by bank wire, please call the Fund, at TOLL FREE 1-877-624-6465 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or bimonthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Manager will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at net asset value or the public offering price, whichever is applicable, on or about the fifteenth day and/or the last business day of the month. Shareholders may change the amount of the investment or discontinue the plan at any time by writing to the Manager.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

OTHER PURCHASE INFORMATION. Under certain circumstances, the Advisor, in its sole discretion, may allow payment in kind for Fund shares purchased by accepting securities in lieu of cash. Any securities so accepted would be valued on the date received and included in the calculation of the net asset value of the Fund. See the Statement of Additional Information for more information on purchases in kind.

Due to Internal Revenue Service ("IRS") regulations, the Fund is required to, and will, withhold taxes on all distributions and redemption proceeds without social security or tax identification numbers, if the number is not delivered to the Fund within 60 days. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Manager and certain of their affiliates, excluding entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Manager in the transaction.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Manager prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading, less any applicable contingent deferred sales charge. Otherwise, your order will redeem shares on the next business day. There is no charge for redemptions from the Fund other than the contingent deferred sales charge imposed on certain redemptions of Fund shares. You may also redeem your shares through a broker-dealer or other institution which may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, but not due to market action) upon 30 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at Toll Free 1-877-624-6465 or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to the Regional Opportunity Fund, 700 W. Pete Rose Way, Suite 127, Cincinnati, Ohio 45203. Your request for redemption must include:
     1) your letter of instruction specifying the account number and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
     2)   any required signature guarantees (see "Signature Guarantees"); and
     3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

TELEPHONE AND BANK WIRE REDEMPTIONS. The Fund offers shareholders the option of redeeming shares by telephone under certain limited conditions. You may redeem shares, subject to the procedures outlined below, by calling the Fund at Toll Free, 1-877-624-6465. The Fund will redeem shares when requested by telephone if, and only if, the shareholder confirms redemption instructions in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX # 513-345-4841). The confirmation instructions must include:

     1)   Shareholder name and account number;
     2)   Number of shares or dollar amount to be redeemed;
     3)   Instructions for transmittal of redemption funds to the shareholder;
     4) Shareholder signature as it appears on the application then on file with the Fund; and
     5)   Any required signature guarantees (see "Signature Guarantees").

In such cases, the net asset value used in processing the redemption will be the net asset value next determined after the telephone request is received. Proceeds from the redemption of Fund shares will be reduced by the amount of any applicable contingent deferred sales charge imposed on such shares. Redemption proceeds will not be remitted until written confirmation of the redemption request is received. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($1,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter with the Fund including your new redemption instructions. (See "Signature Guarantees.")

The Fund reserves the right to restrict or cancel telephone redemption privileges for any or all shareholders, without notice, if the Trustees believe it to be in the best interest of the shareholders to do so. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

Neither the Trust, the Manager, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Manager, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Manager do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

There is currently no charge by the Manager for wire redemptions. However, the Manager reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $5,000 or more at the current net asset value may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount of not less than $50. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

The amount of regular periodic payments specified by shareholders pursuant to a Systematic Withdrawal Plan will be reduced by any applicable contingent deferred sales charge. Because of the effects of this deferred sales charge, the maintenance of a Systematic Withdrawal Plan may be disadvantageous for shareholders.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application, and (3) requests for redemptions in excess of $25,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption or change of registration.

HOW SHARES ARE VALUED
================================================================================

The net asset value of shares of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily. The net asset value per share will be affected by the expenses accrued and payable by the Fund. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a securities exchange are valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price. Securities in which market quotations are not readily available may be valued on the basis of prices provided by an independent pricing service, when such prices are believed to reflect the fair market value of such securities. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
================================================================================

The Fund is a non-diversified series of Dunhill Investment Trust (the "Trust"), an investment company organized as an Ohio business trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Ohio governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and provides information about them.

MANAGER. The Trust retains Dunhill Investment Advisors, Limited, 700 W. Pete Rose Way, Cincinnati, Ohio 45203 (the "Manager"), to provide general investment supervisory services to the Fund. The controlling shareholders of the Manager are Jasen M. Snelling, Jerry A. Smith, Bryan E. Pifer and William C. Riffle. The Fund pays the Manager a fee equal to the annual rate of 1.20% of the average value of its daily net assets.

The Manager currently intends to waive its management fees and reimburse the Fund for expenses to the extent necessary to limit total operating expenses (exclusive of interest, taxes, brokerage commissions, sales charges and extraordinary expenses) to 2.70% per annum of the Fund's average daily net assets. However, there is no assurance that any voluntary fee waivers or expense reimbursements will continue in the current or future fiscal years, and expenses may therefore exceed 2.70% of the Fund's average daily net assets.

INVESTMENT ADVISOR. CityFund Advisory, Inc. (the "Advisor") has been retained by the Manager to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees. The Advisor's address is 700
W. Pete Rose Way, Suite 127, Cincinnati, Ohio 45203. The controlling shareholders of the Advisor are Jasen M. Snelling and Jerry A. Smith.

The Advisor is an affiliate of the Manager. Jill H. Travis is primarily responsible for the day-to-day management of the Fund's portfolio and has managed the Fund since November 1995. Ms. Travis formerly served as portfolio manager of the Amelia Earhart: Eagle Equity Fund, another investment company, from 1993 to 1998. Since 1991, Ms. Travis has been a self-employed certified financial planner and business consultant.

Under the Investment Advisory Agreement with the Fund, the Advisor receives from the Manager (not the Fund) a monthly management fee equal to an annual rate of
 .50% of the average daily net assets of the Fund.

OTHER EXPENSES. The Fund is responsible for the payment of all of its operating expenses. These include the fees payable to the Manager, the fees and expenses of the Fund's administrator, custodian and transfer agent, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, registration fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. The Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities.

BROKERAGE. In selecting broker-dealers through which to execute brokerage transactions for the Fund, the Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services, receipt of research, statistical and other data and the sale of shares of the Fund in selecting a broker. The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

DISTRIBUTOR AND DISTRIBUTION PLAN
================================================================================

Unified Management Corporation, 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the national distributor for the Fund under an Underwriting Agreement with the Trust. The Distributor may sell Fund shares to or through qualified securities dealers or others.

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse any expenditures to finance any activity primarily intended to result in the sale of Fund shares or the servicing of shareholder accounts, including, but not limited to the following: (i) payments to the Manager, securities dealers and others for the sale of Fund shares or the servicing of shareholder accounts, including payments used to pay for or finance sales commissions and other fees payable to dealers and others who may sell Fund shares or service accounts of shareholders; (ii) payment of compensation to and expenses of personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Manager or Custodian; and (iii) formulation and implementation of marketing and promotional activities. Expenditures by the Fund pursuant to the Plan are accrued based on average daily net assets and may not exceed 1% of its average net assets for each year elapsed subsequent to the adoption of the Plan. Such expenditures paid as service fees to any person who sells shares of the Fund may not exceed .25% of the Fund's average daily net assets; such expenditures paid as distribution fees for distribution-related activities as an asset-based sales charge under the Plan may not exceed .75% of the Fund's average daily net assets.

The distribution fees payable under the Plan are designed to permit an investor to purchase Fund shares through dealers without the assessment of a front-end sales charge and at the same time to permit the dealer to compensate its personnel in connection with the sale of the shares. In this regard, the purpose and function of the ongoing distribution fees and the deferred sales charge are to provide for the financing of the distribution of Fund shares.

In addition to the payments by the Fund pursuant to the Plan for distribution fees, dealers and other service organizations may charge their clients additional fees for account services. Customers who are beneficial owners of shares of the Fund should read this Prospectus in light of the terms and fees governing their accounts with dealers or other service organizations.

The National Association of Securities Dealers, in its Rules of Fair Practice, places certain limitations on asset-based sales charges of mutual funds. These Rules require fund-level accounting in which all sales charges - front-end charge, 12b-1 fees or contingent deferred charge - terminate when a percentage of gross sales is reached. Expenditures paid as shareholder servicing fees under the Plan which are limited to .25% of average daily net assets are not included in the limit. If in any month the Distributor expends more monies than are immediately payable under the Plan because of the percentage limitations described above (or, due to any expense limitation imposed on the Fund, monies otherwise payable by the Fund to the Distributor under the Plan are rendered uncollectible), the unpaid expenditures may be "carried forward" from month to month until such time, if ever, as they may be paid. In addition, payments to service organizations (which may include the Distributor, the Manager, and their affiliates) are not tied directly to the organizations' own out-of-pocket expenses and therefore may be used as they elect (including, for example, to defray their overhead expenses).

Amounts accrued under the Plan in one year but which are not actually paid in that year, may be paid in subsequent years. Amounts not accrued by each class under the Plan during a year may not be carried forward to subsequent years. The Plan may not be amended to increase materially the amount to be spent under the Plan without shareholder approval. The continuation of the Plan must be approved annually by the Board of Trustees. At least quarterly the Board of Trustees will review a written report of amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund has qualified in all prior years and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends, if any, annually and will distribute any net capital gains derived from the sale of securities at the end of its fiscal year. In addition, the Fund may make a supplemental distribution of capital gains annually in December. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. Redemptions of shares of the Fund are taxable events on which shareholders may realize a gain or loss.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the financial performance of the Fund's Class B shares since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended February 28, 1999 has been audited by Berge & Company Ltd., whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. The information for periods ended prior to February 28, 1999 was audited by other independent accountants.

                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                               YEAR              YEAR             PERIOD
                                                               ENDED             ENDED             ENDED
                                                            FEBRUARY 28,      FEBRUARY 28,      FEBRUARY 28,
                                                                1999              1998            1997 (2)
                                                            ------------      ------------      ------------
PER SHARE DATA
Net asset value at beginning of period                      $      15.41      $      11.33      $      10.46

Income from investment operations:
    Net investment loss                                            (0.32)            (0.13)            (0.02)
    Net realized and unrealized gain                                7.07              4.21              1.30
                                                            ------------      ------------      ------------
    Total from investment operations                                6.75              4.08              1.28
                                                            ------------      ------------      ------------
Less distributions:
    In excess of net realized gains                                   --                --             (0.41)
                                                            ------------      ------------      ------------
    Total distributions                                               --                --             (0.41)
                                                            ------------      ------------      ------------

Net asset value at end of period                            $      22.16      $      15.41      $      11.33
                                                            ============      ============      ============

TOTAL RETURN (1)                                                  43.80%            36.01%            12.25%
                                                            ============      ============      ============

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period                                 $ 10,115,682      $  4,965,434      $    646,067
                                                            ============      ============      ============
Ratio of expenses to average net assets:
    Before expense reimbursement and waived fees                   3.64%             5.81%            12.14%(3)
    After expense reimbursement and waived fees                    2.70%             2.69%             2.66%(3)

Ratio of net investment loss to average net assets               (1.87)%           (1.69)%           (1.04)%(3)

Portfolio turnover rate                                              26%               21%               39%(3)

(1)  Calculated without sales charge.
(2) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997.
(3)  Annualized

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY

                           INVESTMENT MANAGER
                           Dunhill Investment Advisors, Limited
                           700 W. Pete Rose Way
                           Longworth Hall, Ste. #127
                           Cincinnati, OH  45203

                           INVESTMENT ADVISOR
                           CityFund Advisory, Inc.
                           700 W. Pete Rose Way
                           Longworth Hall, Ste 127
                           Cincinnati, OH  45203

                           INDEPENDENT AUDITORS
                           Berge & Company Ltd.
                           20 W. Ninth Street
                           Cincinnati, OH  45202

                           CUSTODIAN
                           Fifth Third Bank
                           38 Fountain Square Plaza
                           Cincinnati, OH  45263

                           COUNSEL
                           Law Offices of Jack A. Donenfeld
                           A Legal Professional Association
                           119 East Court Street
                           Cincinnati, OH  45202-1203


Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll Free 1-877-624-6465.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No.  811-8719

                       STATEMENT OF ADDITIONAL INFORMATION

                           REGIONAL OPPORTUNITY FUND:
                              OHIO INDIANA KENTUCKY

                                December 31, 1999

                                   A Series of
                            DUNHILL INVESTMENT TRUST
                         700 W. Pete Rose Way, Ste. 127
                             Cincinnati, Ohio 45203
                            Telephone: 1-877-624-6465

                                TABLE OF CONTENTS
                                -----------------

DESCRIPTION OF THE TRUST.......................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................3
INVESTMENT LIMITATIONS.........................................................8
TRUSTEES AND OFFICERS.........................................................11
INVESTMENT MANAGER............................................................12
INVESTMENT ADVISOR............................................................13
TRANSFER AGENT AND ADMINISTRATOR..............................................14
DISTRIBUTOR...................................................................15
OTHER SERVICES................................................................15
BROKERAGE.....................................................................16
DISTRIBUTION PLANS UNDER RULE 12b-1...........................................18
SPECIAL SHAREHOLDER SERVICES..................................................20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................22
HOW SHARE PRICE IS DETERMINED.................................................23
ADDITIONAL TAX INFORMATION....................................................23
CALCULATION OF PERFORMANCE DATA...............................................25
DESCRIPTION OF RATINGS........................................................28
FINANCIAL STATEMENTS AND REPORTS..............................................34

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus dated December 31, 1999 for the Regional Opportunity Fund: Ohio Indiana Kentucky (the "Fund"). Copies of the Fund's Prospectus may be obtained at no charge from the Fund, at the address and phone number shown above.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Ohio law on March 31, 1998. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments. The Fund is comprised of two different classes of shares - Class B and Class C. Pursuant to an Agreement and Plan of Reorganization, the Fund, on June 29, 1998, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Maplewood Investment Trust. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information for periods prior to June 29, 1998 relates to the Predecessor Fund.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more series as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. Under Rule 18f-2 of the 1940 Act, the approval of an investment advisory agreement, a material change to a Rule 12b-1 Plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used but not defined have the same meaning as in the Prospectus. A description of the various ratings used by the nationally recognized statistical rating organizations ("NRSROs") for securities in which the Fund may invest is included in this SAI as Appendix A.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the two highest rating categories by any NRSRO or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and restricted securities. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Within its limitation on investments in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REAL ESTATE SECURITIES. The Fund may not invest in real estate (including limited partnership interests), but may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interest therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). A REIT is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Investments in shares of REITs will subject the Fund to the risks associated with the ownership of real estate. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain risks in addition to those risks associates with investing in the real estate industry in general. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to maintain their exemptions from the Investment Company Act of 1940. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and interest rate risks. Hybrid REITs will be affected by risks inherent in both equity and mortgage REITs.

Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities. Historically, however, the significant amount of dividend income provided by REITs has tended to soften the impact of this volatility. When a shareholder invests in real estate indirectly through the Fund, the shareholder's return will be reduced not only by his or her proportionate share of the expenses of the Fund, but also indirectly, by similar expenses of the REITs in which the Fund invests. Although the Fund is not limited in the amount of REITs it may acquire, the Fund does not presently intend to invest more than 5% of its net assets in REITs.

WRITING COVERED CALL OPTIONS. When the Advisor believes that individual portfolio securities are approaching the top of the Advisor's growth and price expectations, covered call options (calls) may be written (sold) against such securities in a disciplined approach to selling portfolio securities. The Fund writes options only for hedging purposes and not for speculation. If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

When the Fund writes a call, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call at any time during the call period (usually not more than 9 months) at a fixed exercise or "strike" price (which may, and often does, differ from the market price of the underlying securities at the time of writing the call). The strike price remains the same throughout the option period, regardless of market price changes. To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying securities as well. If a call written by the Fund is exercised the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received.

Utilizing the facilities of the Options Clearing Corporation ("OCC"), the Fund's Custodian or a securities depository acting for the Custodian will, as the Fund's escrow agent, hold the securities underlying calls written by the Fund, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction. Call writing affects the Fund's portfolio turnover rate and the brokerage commissions it pays. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Advisor. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

                             INVESTMENT LIMITATIONS

For the purpose of limiting the Fund's exposure to risk, the Fund has adopted the following fundamental investment limitations, which cannot be changed without approval of the holders of a majority of the outstanding voting shares of the Fund. When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust (or the Fund). Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund MAY NOT:

(1) Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests in amounts not exceeding 15% of its total assets. The Fund will not make any further investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.

(2) Invest for the purpose of exercising control or management of another issuer;

(3) Purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, or readily marketable securities issued by companies that invest in real estate or interests therein) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases).

(4) Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer may be deemed to be an underwriter under the federal securities laws.

(5) Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value;

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7)  Purchase foreign securities;

(8) Invest more than 10% of its total assets in the securities of one or more investment companies;

(9) Invest more than 25% of its total assets in the securities of issuers within a single industry; or

(10) Make loans of money or securities, except that the Fund may
     (i)   invest in repurchase agreements and commercial paper;
     (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and
     (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2) Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3) Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

(4) Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (but the Fund may write covered call options);

(5) Make short sales of securities or maintain a short position, except short sales "against the box" (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(6) Purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Trust, their present position with the Trust, age, principal occupations during the past 5 years and their estimated annual compensation from the Trust:

                                                                         Annual Estimated
Name, Position,                  Principal Occupation(s)                    Compensation
Age and Address                  During Past 5 Years                       From the Trust
------------------               -------------------                       --------------
*Jasen M. Snelling (age 36)      President of Dunhill                            None
Trustee and President            Investment Advisors, Ltd.
7448 Indian Creek Road           and CityFund Advisory, Inc.;
Cincinnati, Ohio                 previously, Registered Representative
                                 of PNC Securities Corp.
                                 and of Provident Securities
                                 Investment Co., Cincinnati, Ohio

James L. Saner (age 48)          President and Chief Executive                   $900
Trustee                          Officer of Indiana United Bancorp
105 S. Mulberry Street
Batesville, Indiana

Christopher J. Smith (age 33)    President and Chief Executive                   $900
Trustee and Chairman             Officer of Object Tiger, Inc.;
867 Thorntree Court              previously, Corporate Counsel to
Bloomfield Hills, Michigan       Seligman & Associates and Director
                                 of Amelia Earhart Capital Management,
                                 Inc., Southfield, Michigan

Jerry A. Smith (age 37)          President of Smith                              None
Secretary and Treasurer          Insurance and
18 West 10th Street              Financial Services
Brookville, Indiana

*Indicates that Trustee is an "interested person" for purposes of the 1940 Act.

The officers of the Trust do not receive compensation from the Trust for performing the duties of their office. All Trustees who are not "interested persons" of the Trust are paid a fee of $250 per Board meeting attended in person (or $200 in the case of telephone meetings), and are reimbursed for any out-of-pocket expenses incurred in connection with their attendance at Board meetings.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of October 31, 1999, the Trustees and officers of the Trust as a group owned beneficially i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, no person owned of record and according to information available to the Trust, no person owned beneficially, 5% or more of the then outstanding shares of the Fund.

                               INVESTMENT MANAGER

Dunhill Investment Advisors, Limited (the "Manager") performs management, statistical, portfolio adviser selection and other services for the Fund. The controlling shareholders of the Manager are Jasen M. Snelling, Jerry A. Smith, William C. Riffle and Bryan E. Pifer.

Under the terms of the Management Agreement between the Trust and the Manager, the Fund pays the Manager a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of its average daily net assets. For the fiscal year ended February 28, 1999, the Fund paid management fees of $22,030 which was net of voluntary fee waivers of $66,530.

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in connection with the distribution of the Fund's shares to the extent that (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Manager are paid by the Manager.

By its terms, the Fund's Management Agreement will remain in force until June 29, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the fund's outstanding voting securities; provided that in either event interested persons of the Trust, by a vote cast in person at a meeting called for that purpose of voting such approval. The Fund's Management Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, of by the manager, the Management Agreement automatically terminates in the event of assignment, as defined by the Investment Company Act of 1940 and the rules thereunder. Under the Management Agreement, the Manager is not responsible for any error of judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                               INVESTMENT ADVISOR

CityFund  Advisory,  Inc.  (the  "Advisor")  supervises  the Fund's  investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement will be renewed for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of .50% of the Fund's average daily net assets. For the fiscal year ended February 28, 1998, the Advisor waived its entire advisory fee of $34,737 and reimbursed the Predecessor Fund $52,011 of expenses in order to voluntarily reduce the operating expenses of the Predecessor Fund. For the fiscal year ended February 28, 1997, the Advisor waived its entire advisory fee of $11,179 and reimbursed the Fund $73,594 of expenses in order to voluntarily reduce the operating expenses of the Predecessor Fund.

The Advisor is controlled by Jasen M. Snelling and Jerry A. Smith, and is an affiliate of the Manager.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor attempts to obtain the best execution for all securities brokerage transactions.

Under the Advisory Agreement, the Advisor is not responsible for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from the reckless disregard of its duties and obligations under the Agreement.

                        TRANSFER AGENT AND ADMINISTRATOR

The Manager maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemption's of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Manager receives for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

In addition, the Manager has been retained to provide administrative services to the Fund. In this capacity, the Manager supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Manager supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays the Manager a fee at the annual rate of
 .15% of the average value of its daily net assets up to $50,000,000, .125% of such assets from $50,000,000 to $100,000,000 and .1% of such assets in excess of $100,000,000. For the fiscal year ended February 28, 1999, the Fund paid administrative fees of $9,418.

Prior to June 29, 1998, the transfer agent and administrator to the Predecessor Fund was Countrywide Fund Services, Inc.,

Cincinnati, Ohio. For the fiscal year ended February 28, 1998, Countrywide Fund Services, Inc. received from the Predecessor Fund transfer agent fees of $20,000, accounting and pricing fees of $24,000, and administrative fees of $12,000. For the fiscal year ended February 28, 1997, Countrywide Fund Services, Inc. received from the Fund transfer agent fees of $12,750, accounting and pricing fees of $15,000 and administrative fees of $7,500. Prior to June 1, 1996, the administrator to the Predecessor Fund was The Nottingham Company, Rocky Mount, North Carolina. For the fiscal year ended February 28, 1997, The Nottingham Company received from the Predecessor Fund fees of $7,450.

                                   DISTRIBUTOR

Unified  Management  Corporation  (the  "Distributor"),  431 North  Pennsylvania
Street, Indianapolis, Indiana 46204, is the principal underwriter of the Fund and, as such, the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plan Under Rule 12b-1" below.

                                 OTHER SERVICES

AUDITORS. The firm of Berge & Company Ltd., 20 W. Ninth Street, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Fund.

CUSTODIAN. The Custodian of the Fund's assets is The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund. For its services as Custodian, the Custodian receives an annual fee from the Fund based on the average net assets of the Fund held by the Custodian. The Custodian also provides accounting and pricing services to the Fund. The Custodian receives $2,000 per month from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary for the Custodian to perform its duties.

                                    BROKERAGE

It is the Fund's practice to seek to obtain the best overall terms available in executing Fund transactions and selecting brokers or dealers. Subject to the general supervision of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services may consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the economy and the stock, bond and government securities markets.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or other services received as a result of securities transactions effected for such other accounts.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution from such firm. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund purchases money market instruments from dealers, underwriters and issuers. The Fund does not expect to incur any brokerage commissions on such purchases because money market instruments are generally traded on a net basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e. without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund's fixed-income portfolio transactions will normally be principal transactions executed in the over-the-counter market and will be executed on a net basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest. Investment decisions for the Fund will be made independently from any other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and other accounts, the transaction will be averaged as to price and available investments allocated as to amount, in the manner which the Advisor believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended February 28, 1999, 1998, and 1997, the total amounts of brokerage commissions paid by the Fund were $7,041, $5,117 and $1,539 respectively.

                       DISTRIBUTION PLAN UNDER RULE 12B-1

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares.

Under the Plan, each class of shares of the Fund may expend in any fiscal year up to 1% of the average daily net assets allocable to such shares to finance any activity which is primarily intended to result in the sale of its shares and the servicing of shareholder accounts, provided the Board of Trustees has approved the category of expenses for which payment is being made. Expenditures under the Plan as service fees to any person who sells shares may not exceed an annual rate of .25% of the average net assets of such shares. Expenditures under the Plan for distribution activities as an asset-based sales charge may not exceed an annual rate of .75% of the Fund's average net assets.

Dealers and other service organizations receive commissions from the Advisor for selling Fund shares, which are paid at the time of sale. The expenditures payable under the Plan for distribution activities (at an annual rate of .75% of net assets) are intended to cover the expense to the Advisor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if shares are redeemed prior to the expiration of the five year CDSC period. To provide funds for the payment of up-front sales commissions, the Advisor has arranged a line of credit with an unaffiliated third party lender, which provides funds for the payment of commissions and other fees payable to dealers and other service organizations which sell Fund shares. Under the terms of the financing, the Advisor may assign to the lender the distribution fees that may be payable from time to time to the Advisor under the Plan and the contingent deferred sales charges payable to the Advisor.

During the fiscal years ended February 28, 1999, the Fund incurred $70,848 in distribution expenses, which was paid to the Advisor to reimburse it for interest and other borrowing costs incurred and for payments to broker-dealers and others for the retention of assets.

Jasen M. Snelling, a controlling shareholder of the Advisor, may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

Potential benefits to the Fund from the Plan include improved shareholder servicing, savings in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization. Subject to its practice of seeking to obtain best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plan. The Plan, the Underwriting Agreement with the Distributor and the form of Dealer Agreement with broker-dealers have all been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plan, the Underwriting Agreement and the form of Dealer Agreement must be approved annually by the Board of Trustees in the same manner as specified above. Each year the Trustees must determine that continuation of the Plan is in the best interests of shareholders of the Fund and there is a reasonable likelihood that the Plan will benefit the Fund. The Board of Trustees has made such a determination for the current year of operations under the Plan. The Plan, the Underwriting Agreement and the Dealer Agreements may be terminated with respect to a particular class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority of the outstanding shares of such class. Any amendment materially increasing the maximum percentage payable under the Plan must likewise be approved by a majority of the outstanding shares of the applicable class as well as a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the Plan (the "Independent Trustees"). In order for the Plan to remain effective, the selection and nomination of those Trustees who are not interested persons of the Trust must be effected by the

Independent Trustees during such period. All amounts spent by the Fund pursuant to the Plan must be reported quarterly in a written report to the Trustees for their review.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Manager will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Manager.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan except for potential deferred sales charges. The Prospectus contains additional information and limitations relating to the use of a Systematic Withdrawal Plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-877-624-6465, or by writing to:

                           Regional Opportunity Fund
                              Shareholder Services
                           700 W. Pete Rose Way, #127
                             Cincinnati, Ohio 45203

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus. Transactions involving the issuance of shares in the Fund for securities in lieu of cash will be limited to acquisitions of securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

REDEMPTION IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when the securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund is committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Manager at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Manager.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or directly by contacting the Distributor or the Manager. Selling dealers have the responsibility of transmitting orders promptly to the Fund's Manager. Fund shares may be subject to a contingent deferred sales charge upon redemption. The Advisor may compensate dealers up-front from its own funds for distribution-related activities in connection with the sale of Fund shares, for which the Advisor will receive the contingent deferred sales charge and a distribution fee under the Plan as described in "Distribution Plan Under Rule 12b-1." The current schedule of sales charges is set forth in the Prospectus. See "How to Purchase Shares" in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "How to Redeem Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of an investor to make full payment for shares purchased by the investor or to collect any charge relating to a transaction effected for the benefit of an investor which is applicable to Fund shares as provided in the Prospectus from time to time.

                          HOW SHARE PRICE IS DETERMINED

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund and they have adopted procedures to do so as follows: The net asset value of shares of the Fund is determined as of 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the Fund's share price will not be determined.

The net asset value per share of the Fund is calculated separately by adding the value of the securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Fund.

                           ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify or remain qualified as a regulated investment company. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities or currencies. Any income derived by the Fund from a partnership or trust is derived with respect to the Fund's business of investing in such stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust. The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more that 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Shareholders should note that, upon the sale or exchange of shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long term capital loss to the extent of the capital gain dividends with respect to the shares. A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their tax return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. The average annual total returns of the Fund for the one year period ended February 28, 1999 and for the period since inception (July 24, 1996) to February 28, 1999 are 39.80% and 32.89%, respectively.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The cumulative total return of the Fund computed without the applicable sales load) for the period since inception (July 24, 1996) to February 28, 1999 is 116.49%. The average annual Nonstandardized Returns of the Fund (computed without the applicable sales load) for the one year period ended February 28, 1999 and for the period since inception (July 24, 1996) to February 28, 1999 are 43.80% and 33.61%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

The Fund's total return performance data will combine the performance of the Fund with the performance of the Predecessor Fund prior to the reorganization of the Predecessor Fund into the Fund on June 29, 1998. The investment objective, policies and restrictions of the Predecessor Fund were substantially identical to those of the Fund.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to published reports of the performance of unmanaged companies located in the Cincinnati tri-state area. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above. As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                             DESCRIPTION OF RATINGS

Under normal market conditions, at least 90% of the Fund's net assets will be invested in equities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in investment grade bonds, U.S. Government Securities, repurchase agreements or money market instruments ("Investment-Grade Debt Securities"). When the Fund invests in Investment-Grade Debt Securities as a temporary defensive measure, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market or repurchase agreement instruments as described in the Prospectus.

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

The following summarizes the four highest ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained. The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

     MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

The following summarizes the four highest ratings used by Standard & Poor's Ratings Group ("S&P") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are give a plus (+) designation.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S RATINGS:

The  following  summarizes  the four  highest  ratings  used by Fitch  Investors
Service, Inc. ("Fitch") for bonds which are deemed by the Advisor to be Investment-Grade Debt Securities.

     AAA: Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A: Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper.

     F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 - Instruments assigned this rating have satisfactory q degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S RATINGS:

The following  summarizes the four highest  ratings used by Duff & Phelps Credit
Rating  Co.   ("D&P")   for  bonds  which  are  deemed  by  the  Advisor  to  be
Investment-Grade Debt Securities.

     AAA: This is the highest rating credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average but adequate protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominately speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                        FINANCIAL STATEMENTS AND REPORTS

The Financial Statements of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of February 28, 1999, together with the report of the independent accountants thereon, are included on the following pages.

================================================================================

                            DUNHILL INVESTMENT TRUST

                           REGIONAL OPPORTUNITY FUND:
                             OHIO, INDIANA, KENTUCKY


                              FINANCIAL STATEMENTS
                                      AND
                                 ANNUAL REPORT


                                FEBRUARY 28, 1999

================================================================================

Regional
[LOGO] Opportunity
       Fund
--------------------------------------------------------------------------------
       Ohio, Indiana, Kentucky

April 29, 1999

Fellow Shareholders:

It is my  pleasure  to  present  to you  this  Annual  Report  of  the  Regional
Opportunity Fund, Ohio, Indiana, Kentucky Series. Although a mutual fund's performance can be calculated by a simple mathmatical formula, to say that the stock markets last year were simple would not be correct.

In review we saw a strong 1st quarter with growth of most of the major economic indicators showing a stable economy. Earnings for companies remained strong and going toward the end of June enabling the Fund to have grown just over 17%.

Many different factors in selecting stocks and managing the portfolio are closely monitored during a strong run up as we had during the first half of the year. July brought on the summer jitters and many investors began to taking profits as companies began to warn against analyst setting such high expectations. This caused a 3 month sell off of stocks, erasing and in some cases giving stocks and stock funds negative returns. During this period we closely monitored the Funds holdings and remained positive of the long-term outlook of our selections and did not do any major selling. On the other hand we did not try and hunt out bargains and chase stocks trying to find the bottom, a theory that seldom works during such an irrational market.

As the correction came to an end and Nasdaq stocks began to gain momentum the rest of the markets followed. With this reversal a technology stock driven buying frenzy took the markets to all time highs and brought the Fund's year-end closing price to $21.46. The momentum carried over into 1999, giving the Fund a fiscal year total return of 43.80%. In comparison to the major indices, the Dow Jones Industrial Average for the same period gained 8.8%, and the S&P 500 index gained 18.30%.

Looking forward we are adjusting the portfolio as needed. We have taken advantage of the recent highs to take profits on stocks that we feel have had tremendous growth and are purchasing stocks that we feel are poised for excellent growth this year. I am proud to present you with this report and as always feel free to call me directly if you have any questions.

Sincerely,

/s/ Jasen M. Snelling

Jasen M. Snelling
President

JMS/ddb

Shareholder Sevices:                                                                           Fund Advisor:
Dunhill Fund Management                             877-624-6465                     CityFund Advisory, Inc.
700 West Pete Rose Way, Suite 127      Shareholder Services, Fund Advisor                     P.O. Box 54944
Cincinnati, Ohio  45203                      and 24-hour NAV updates            Cincinnati, Ohio  45245-0944

                           REGIONAL OPPORTUNITY FUND
                     OHIO, INDIANA, KENTUCKY SERIES CLASS B

                    Performance Update - $10,000 Investment

       For the period from July 26, 1996 (commencement of operations) to
                               February 28, 1999

--------------------------------------------------------------------------------
[GRAPH OMITTED]

                                                   02/28/99
                                                   --------
Regional Opportunity Fund - Class B               $20,571.04
S&P 500 Index                                     $19,178.93

--------------------------------------------------------------------------------

This  graph  depicts  the  performance  of the  Class B Shares  of the  Regional
Opportunity Fund versus the S&P 500 Index. It is important to note that the Regional Opportunity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

               --------------------------------------------------
                                 Commencement      One Year ended
                                of operations          2/28/99
                               through 2-28-99
               --------------------------------------------------
               Maximum 5%          113.49%             40.80%
               Sales Load
               --------------------------------------------------
               No Sales Load       116.49%             43.80%
               --------------------------------------------------

The graph assumes an initial $10,000 investment at July 26, 1996. All dividends and distributions are reinvested.

At February 28, 1999, the Class B shares would have grown to $20,571.04 - total investment return of 113.49% since July 26, 1996. Without the deduction of the 3% contingent deferred sales charge (cdsc) the Class B of the Fund would have grown to $20,871.04 - total investment return of 116.49% since July 26, 1996. The sales load may be eliminated for purchases over $250,000.

At February 28, 1999, a similar investment in the S&P 500 Index (after cdsc of 3%) would have grown to $19,178.93 - total investment return of 91.79% since July 26, 1996.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                            PORTFOLIO OF INVESTMENTS
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               COMMON STOCK - 96.3 %
               AIRLINES - 1.4 %
    3,855      Comair Holdings, Inc.                                $    145,044
                                                                    ------------

               AUTOMOBILE PARTS - 0.6%
    1,500      Dana Corp.                                                 56,625
                                                                    ------------

               BEVERAGES - WINE/SPIRITS - 0.7%
    1,000      Bown-Forman Corp. Class B                                  65,937
                                                                    ------------

               COMMUNICATIONS - 1.0%
    6,874      Brightpoint, Inc. (a)                                     102,251
                                                                    ------------

               COMPUTERS & INFORMATION - 14.3%
    7,000      Dell Computer Corp. (a)                                   560,875
    5,000      EMC Corp. (a)                                             511,875
    3,000      Lexmark International, Inc. Class A (a)                   309,563
    3,000      Miami Computer Supply Company (a)                          65,625
                                                                    ------------
                                                                       1,447,938
                                                                    ------------
               CONGLOMERATES - 2.0%
    2,000      General Electric Co.                                      200,625
                                                                    ------------

               CONTAINERS - METAL/GLASS - 0.8%
    2,000      Ball Corp.                                                 83,750
                                                                    ------------

               DIVERSIFIED MANUFACTURING - 1.5%
    2,000      Tyco International, Inc.                                  148,875
                                                                    ------------

               FOOD - 0.7%
    1,600      Papa John's International, Inc. (a)                        69,200
                                                                    ------------

               FOOD RETAILERS - 2.9%
    4,500      Kroger Company (a)                                        291,093
                                                                    ------------

               HEALTH CARE PROVIDERS - 1.8%
    7,750      Res-Care, Inc. (a)                                        184,062
                                                                    ------------

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               HOUSEHOLD PRODUCTS, NONDURABLE - 0.8%
      860      The Procter & Gamble, Co.                            $     76,970
                                                                    ------------

               INDUSTRIAL & COMMERCIAL SERVICES - 3.0%
    3,500      Cintas Corp.                                              247,625
    3,000      Convergys Corp. (a)                                        51,938
                                                                    ------------
                                                                         299,563
                                                                    ------------
               INSURANCE, LIFE - 0.6%
    2,000      Conseco, Inc.                                              59,875
                                                                    ------------

               MEDICAL SUPPLIES - 9.6%
    7,000      Biomet, Inc.                                              256,813
    3,000      Gliatech Inc. (a)                                          81,000
   10,600      Guidant Corp.                                             604,200
    1,000      Steris Corp. (a)                                           32,875
                                                                    ------------
                                                                         974,888
                                                                    ------------
               PHARMACEUTICALS - 12.2%
    4,000      Bindley Western Industries, Inc.                          105,250
    1,000      Biogen, Inc. (a)                                           96,125
    5,700      Eli Lilly &  Co.                                          539,719
    2,800      Johnson & Johnson                                         239,050
    1,344      Priority Healthcare, Class B (a)                           52,332
    1,600      Pfizer, Inc.                                              211,100
                                                                    ------------
                                                                       1,243,576
                                                                    ------------
               REGIONAL BANKS - 6.1%
    1,100      Bank One Corp.                                             59,125
    3,375      Fifth Third Bancorp                                       222,961
    3,955      Firstar Corp.                                             331,231
                                                                    ------------
                                                                         613,317
                                                                    ------------
               RETAILERS, APPAREL - 6.2%
    3,000      Abercrombie & Fitch (a)                                   228,000
    5,500      Gap, Inc.                                                 355,781
    1,000      Intimate Brands, Inc., Class A                             39,314
                                                                    ------------
                                                                         623,095
                                                                    ------------

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                FEBRUARY 28, 1999

                                                                       Market
    Shares                                                              Value
    ------                                                              -----
               RETAILERS, DRUG-BASED - 0.4%
      500      Cardinal Health, Inc.                                      36,094
                                                                    ------------

               SECURITY SERVICES - 0.6%
    2,000      Kroll-O'Gara Company (a)                                   61,750
                                                                    ------------

               SEMICONDUCTOR & RELATED - 1.1%
    1,000      Intel Corp.                                               119,937
                                                                    ------------

               SOFTWARE & PROCESSING - 27.4%
   18,800      America Online, Inc. (a)                                1,672,025
    4,275      Cisco Systems, Inc. (a)                                   418,148
    6,500      Compuware  Corp. (a)                                      363,594
    2,000      Microsoft Corp. (a)                                       300,250
    1,000      Symix Systems, Inc. (a)                                    20,625
                                                                    ------------
                                                                       2,774,642
                                                                    ------------
               TELEPHONE SYSTEMS - 0.6%
    3,000      Cincinnati Bell, Inc.                                      59,250
                                                                    ------------

               TOTAL INVESTMENTS IN COMMON STOCKS
               (COST $5,541,458)                                    $  9,738,357
                                                                    ------------

 Face Amount
 -----------
               REPURCHASE AGREEMENTS (B) - 3.1%
  $ 315,890    Fifth Third Bank, 4.18%, dated 2/26/1999,
                 due 3/1/1999, repurchase proceeds $316,000
                 (Cost $315,890)                                         315,890
                                                                    ------------

               TOTAL INVESTMENTS IN COMMON STOCKS AND
                 REPURCHASE AGREEMENTS AT VALUE - 99.4%               10,054,247

               OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%               61,435
                                                                    ------------

               NET ASSETS - 100.0%                                  $ 10,115,682
                                                                    ============


(a)  Non-income producing security
(b) Repurchase agreement is fully collateralized by $313,000 par value FNMA Pool #313140, 7.50%, due 9/1/2011.

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 1999

ASSETS

Investments in common stocks, at value                             $  9,738,357
Investment in repurchase agreements                                     315,890
Cash                                                                     23,860
Dividends and interest receivable                                         4,048
Receivable from fund manager                                             33,885
Organization costs, net                                                   5,642
                                                                   ------------
          Total assets                                               10,121,682
                                                                   ------------
LIABILITIES

Accrued expenses                                                          6,000
                                                                   ------------
         Total liabilities                                                6,000
                                                                   ------------
NET ASSETS                                                         $ 10,115,682
                                                                   ============
Net Assets consist of:
    Paid in capital                                                $  5,998,316
    Accumulated net realized loss from security transactions            (79,533)
    Net unrealized appreciation of securities                         4,196,899
                                                                   ------------
                                                                   $ 10,115,682
                                                                   ============
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value)                                 456,422
                                                                   ============

Net asset value and offering price per share                       $      22.16
                                                                   ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1999


INVESTMENT INCOME:
     Dividends                                                      $    30,587
     Interest                                                            28,172
                                                                    -----------
                Total investment income                                  58,759

EXPENSES:
     Investment advisory fees                                            85,018
     Distribution fees                                                   70,848
     Administration fees                                                  9,418
     Shareholder services and transfer agent fees                        13,000
     Reports and notices to stockholders                                 16,292
     Professional fees                                                   14,365
     Trustees' fees and expenses                                          1,700
     Custodian fees                                                       2,819
     Fund accounting fees                                                22,459
     Registration and filing fees                                         2,706
     Amortization of organization expenses                                9,672
     Insurance expense                                                    2,817
     Miscellaneous                                                        3,163
                                                                    -----------
                Total expenses                                          254,277
     Less fees waived by the Manager                                    (62,988)
                                                                    -----------
                Net expenses                                            191,289
                                                                    -----------

NET INVESTMENT LOSS                                                    (132,530)
                                                                    -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:

Net realized losses from security transactions                           (7,832)
Unrealized appreciation of investments:
     Beginning of year                               $ 1,074,668
     End of year                                       4,196,899
                                                     -----------

     Net change in unrealized appreciation of investments             3,122,231
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      3,114,399
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,981,869
                                                                    ===========

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                       STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED FEBRUARY 28, 1999 AND 1998

                                                                         1999             1998
                                                                     ------------     ------------
OPERATIONS:
    Net investment loss                                              $   (132,530)    $    (40,721)
    Net realized losses from security transactions                         (7,832)         (20,541)
    Net change in unrealized appreciation of investments                3,122,231          946,951
                                                                     ------------     ------------
        Net increase in net assets from operations                      2,981,869          885,689

FUND SHARE TRANSACTIONS:
    Proceeds from shares sold                                           2,869,376        3,086,528
    Payments for shares redeemed                                         (700,997)        (154,966)
                                                                     ------------     ------------
        Net increase in net assets from capital share transaction       2,168,379        2,931,562
TOTAL INCREASE IN NET ASSETS                                            5,150,248        3,817,251
                                                                     ------------     ------------

NETASSETS:
    Beginning of year                                                   4,965,434        1,148,183
                                                                     ------------     ------------
    End of year                                                      $ 10,115,682     $  4,965,434
                                                                     ============     ============

SUMMARY OF FUND SHARE ACTIVITY:
    Shares sold                                                           177,719          270,297
    Shares redeemed                                                       (43,511)          (5,124)
                                                                     ------------     ------------
    Net increase in shares outstanding                                    134,208          265,173
    Shares outstanding, beginning of year                                 322,214           57,041
                                                                     ------------     ------------
    Shares outstanding, end of year                                       456,422          322,214
                                                                     ============     ============

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                              FINANCIAL HIGHLIGHTS
                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
                       OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Year Ended        Year Ended       Period Ended
                                                      February 28,      February 28,      February 28,
                                                          1999              1998            1997 (2)
                                                      ------------      ------------      ------------
PER SHARE DATA
Net asset value at beginning of period                $      15.41      $      11.33      $      10.46

Income from investment operations:
    Net investment loss                                      (0.32)            (0.13)            (0.02)
    Net realized and unrealized gain                          7.07              4.21              1.30
                                                      ------------      ------------      ------------
        Total from investment operations                      6.75              4.08              1.28
                                                      ------------      ------------      ------------

Less distributions:
    In excess of net realized gains                                                              (0.41)
                                                      ------------      ------------      ------------
        Total distributions                                     --                --             (0.41)
                                                      ------------      ------------      ------------

Net asset value at end of period                      $      22.16      $      15.41      $      11.33
                                                      ============      ============      ============

TOTAL RETURN (1)                                            43.80%            36.01%            12.25%
                                                      ============      ============      ============

RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period                           $ 10,115,682      $  4,965,434      $    646,067
                                                      ============      ============      ============
Ratio of expenses to average net assets:
    Before expense reimbursement and
    waived fees                                              3.64%             5.81%            12.14%(3)
    After expense reimbursement and
    waived fees                                              2.70%             2.69%             2.66%(3)

Ratio of net investment loss to average net assets          (1.87)%           (1.69)%          (1.04)%(3)

Portfolio turnover rate                                        26%               21%               39%(3)

(1)  Calculated without sales charge.
(2) Represents the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997.
(3)  Annualized

                See accompanying notes to financial statements.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund) is a non-diversified, open-end series of the Dunhill Investment Trust (the Trust), a registered management investment Company under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as an Ohio business trust on March 31, 1998. Pursuant to an Agreement and Plan of Reorganization dated May 1, 1998, the Fund, on June 29, 1998 was successor of the assets and liabilities of another mutual fund of the same name which was an investment series of Maplewood Investment Trust. 381,360 Shares and Net Assets of $6,200,646 of the Fund were transferred to the Trust on June 29, 1998. The Financial Statements presented include the assets and liabilities, results of operations, changes in net assets and financial highlights of the Fund from the first public offering to shareholders (July 24, 1996) of the shares transferred from the former Trust.

     The Fund's investment objective is to provide long-term capital growth by investing primarily in common stocks and other equity securities of publicly-traded companies headquartered in Greater Cincinnati and the Cincinnati tri-state region, and those companies having a significant presence in the region.

     Shares of the Fund are offered at net asset value and are subject to a maximum 5% contingent deferred sales charge and 12b-1 distribution fees up to 1% of average daily net assets. The contingent deferred sales charge is applicable to redemptions during the five-year period from the date of purchase. The charge declines from 5% to 0% over the five year period.

     SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m. Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

     REPURCHASE AGREEMENTS - The Fund generally invests its cash reserves by entering into repurchase agreement with its custodian bank. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

     SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities by the number of shares outstanding.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

     ORGANIZATION EXPENSES - Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

     ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts or revenue and expenses during the reporting period. Management believes the estimates utilized in preparing these financial statements are reasonable and prudent. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999


2.   INVESTMENTS

     During the year ended February 28, 1999, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,690,554 and $1,774,080 respectively.

     For federal income tax purposes, the cost of portfolio investments amounted to $5,541,458 at February 28, 1999. The composition of unrealized appreciation (the excess of value over cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

            Gross unrealized appreciation             $ 4,270,987
            Gross unrealized depreciation                 (74,088)
                                                      -----------
            Net unrealized appreciation               $ 4,196,899
                                                      ===========

3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Certain officers of the Trust are also officers of Dunhill Investment Advisors, Limited (Dunhill) the manager, administrator and transfer agent for the Fund, CityFund Advisory, Inc. (CityFund) the Advisor and Alpha-Omega Capital Corp. (Alpha), the Distributor.

     FUND MANAGER AGREEMENT
     The Fund is managed by Dunhill under the terms of a management agreement. The Fund pays Dunhill a fee equal to the annual rate of 1.20% of the average value of its daily net assets. Dunhill currently intends to waive its management fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of the Fund to 2.70% of average daily net assets of the Fund. Accordingly, for the year ended February 28, 1999, the manager waived $62,988 of advisory fees.

     INVESTMENT ADVISORY AGREEMENT
     The Fund's investments are managed by CityFund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the manager (not the Fund) pays CityFund a fee equal to an annual rate of .35% of the average daily net assets of the Fund.

               REGIONAL OPPORTUNITY FUND: OHIO, INDIANA, KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 28, 1999



3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Servicing Agreement, Dunhill maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Dunhill receives a monthly fee from the Fund at an annual rate of 0.15% on its average daily net assets up to $50 million; 0.125% on the next $50 million of such net assets; and 0.10% of such net assets in excess of $100 million. This fee is subject to a $1,000 minimum monthly amount. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. During the year ended February 28, 1999, Dunhill was paid $9,000 of fees under the Agreement.

     DISTRIBUTION AGREEMENT
     The  Fund  distributes  its  shares  under  the  terms  of an  Underwriting
     Agreement with Alpha. Alpha may sell Fund shares to or through qualified securities dealers or brokers.

4.   DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Fund shares, generally not to exceed 0.25% of the Fund's average daily net assets. During the year ended February 28, 1999, the Fund incurred and paid approximately $71,000 of distribution expenses under the Plan.

BERGE & COMPANY LTD                                      20 West Ninth Street
CERTIFIED PUBLIC ACCOUNTANTS                             Cincinnati, Ohio  45202
                                                         (513) 651-3827

                           INDEPENDENT AUDITORS REPORT


To the Shareholders and
Board of Trustees
Dunhill Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Regional Opportunity Fund: Ohio, Indiana, Kentucky (the Fund), a series of the Dunhill Investment Trust, as of February 28, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended February 28, 1998 and the financial highlights for the period from the first public offering to shareholders (July 24, 1996) through February 28, 1997 and the year ended February 28, 1998, were audited by other auditors whose report dated March 27, 1998, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Regional Opportunity Fund: Ohio, Indiana, Kentucky as of February 28, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Berge & Company LTD
                                                             Berge & Company LTD

Cincinnati, Ohio
April 28, 1999